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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
                                April 12, 1995
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                           Wang Laboratories, Inc.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)



               1-5677                               04-2192707
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     (Commission File Number)          (IRS Employer Identification No.)



          One Industrial Avenue, Lowell, Massachusetts        01851
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         (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (508) 459-5000
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ITEM 5.  OTHER EVENTS.
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        On April 12, 1995 Wang Laboratories, Inc. ("Wang") announced a multi-year technical, service and marketing alliance with Microsoft Corporation ("Microsoft"), together with an investment by Microsoft in Wang subject to Hart-Scott-Rodino approval. A press release prepared by Wang on April 12, 1995 is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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    (c)  Exhibits

Item                      Description
- ----                      -----------

99.                       Press Release Announcing
                          Alliance with Microsoft
                          Corporation


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                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WANG LABORATORIES, INC.




Dated:  April 17, 1995                      By: /s/ Albert A. Notini
       -------------------------------          -------------------------------
                                                Albert A. Notini,
                                                Senior Vice President,
                                                  General Counsel and
                                                  Secretary




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                                EXHIBIT INDEX


Exhibit No.           Description                        Page No.
- -----------           -----------                        --------

99                    Press Release Announcing
                       Alliance with Microsoft
                       Corporation







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